                                                                    EXHIBIT 99.1

      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated
      Student Loan Asset-Backed Notes, Series 1999-1
      Report for the Month Ended August 31, 2000

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series      Description                            Cusip #          Due Date
      ------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes..............280907AP1........December 1, 2035
      1999-1B     Senior Auction Rate Notes..............280907AQ9........December 1, 2035
      1999-1C     Subordinate Auction Rate Notes.........280907AR7........December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      None

C.    Principal Outstanding - August, 2000
      ------------------------------------

                          Principal         Principal            Principal
                       Outstanding,          Payments         Outstanding,
      Series         Start of Month      During Month         End of Month
      ---------------------------------------------------------------------
      1999-1A        $78,000,000.00             $0.00       $78,000,000.00
      1999-1B         39,000,000.00              0.00        39,000,000.00
      1999-1C          9,300,000.00              0.00         9,300,000.00
                -----------------------------------------------------------
      Totals        $126,300,000.00             $0.00      $126,300,000.00
                ===========================================================

D.    Accrued Interest Outstanding - August, 2000
      -------------------------------------------

                 Accrued Interest         Interest          Interest     Accrued Interest         Interest
                     Outstanding,          Accrued          Payments         Outstanding,       Rate As Of
      Series       Start of Month     During Month      During Month         End of Month     End Of Month
      -----------------------------------------------------------------------------------------------------
      1999-1A          $85,540.00      $441,937.17       $399,186.67          $128,290.50         6.57900%
      1999-1B           42,575.00       219,483.33        198,683.33            63,375.00         6.50000%
      1999-1C           10,385.00        53,539.58         48,463.33            15,461.25         6.65000%
                --------------------------------------------------------------------------
      Totals          $138,500.00      $714,960.08       $646,333.33          $207,126.75
                ==========================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                        Interest Period
      Series              Starting Date        Net Loan Rate
      -------------------------------------------------------
      1999-1A                 18-Oct-00                9.51%
      1999-1B                 18-Oct-00                9.61%
      1999-1C                 18-Oct-00                9.31%

F.    Noteholders' Carry-Over Amounts - August, 2000
      ----------------------------------------------

                   Carry-Over                                      Carry-Over
                     Amounts,       Additions        Payments        Amounts,
      Series   Start of Month    During Month    During Month    End of Month
      ------------------------------------------------------------------------
      1999-1A           $0.00           $0.00           $0.00           $0.00
      1999-1B            0.00            0.00            0.00            0.00
      1999-1C            0.00            0.00            0.00            0.00
              ----------------------------------------------------------------
      Totals            $0.00           $0.00           $0.00           $0.00
              ================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - August, 2000
      ------------------------------------------------------------------

                       Accrued        Interest        Interest         Accrued
                     Interest,         Accrued        Payments       Interest,
      Series    Start of Month    During Month    During Month    End of Month
      ------------------------------------------------------------------------
      1999-1A            $0.00           $0.00           $0.00           $0.00
      1999-1B             0.00            0.00            0.00            0.00
      1999-1C             0.00            0.00            0.00            0.00
                --------------------------------------------------------------
      Totals             $0.00           $0.00           $0.00           $0.00
                ==============================================================

II.   Fund Information
      ----------------

A.    Reserve Fund - August, 2000
      ---------------------------
                                                                      Amount
                                                           -----------------
      Balance, Start of Month..............................    $1,894,500.00
      Additions During Month...............................             0.00
      Less Withdrawals During Month........................             0.00
                                                           -----------------
      Balance, End of Month................................    $1,894,500.00
                                                           =================

B.    Capitalized Interest Account - August, 2000
      -------------------------------------------
                                                                      Amount
                                                           -----------------
      Balance, Start of Month..............................    $4,554,040.99
      Additions During Month...............................             0.00
      Less Withdrawals During Month........................             0.00
                                                           -----------------
      Balance, End of Month................................    $4,554,040.99
                                                           =================

C.    Acquisition Account - August, 2000
      ----------------------------------
                                                                      Amount
                                                           -----------------
      Balance, Start of Month..............................            $0.00
      Additions During Month (Transfers from Surplus Fund).             0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired.................................             0.00
        Premiums and Related Acquisition Costs.............             0.00
                                                           -----------------
      Balance, End of Month................................            $0.00
                                                           =================

D.    Alternative Loan Guarantee Account - August, 2000
      -------------------------------------------------
                                                                      Amount
                                                           -----------------
      Balance, Start of Month..............................    $1,645,733.51
      Guarantee Fees Received (Refunded) During Month......        (1,352.28)
      Interest Received During Month.......................         8,219.23
      Other Additions During Month.........................             0.00
      Less Withdrawals During Month for Default Payments...             0.00
                                                           -----------------
      Balance, End of Month................................    $1,652,600.46
                                                           =================

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - August, 2000
      -------------------------------------------------
                                                                      Amount
                                                           -----------------
      Balance, Start of Month..............................  $106,808,609.67
      Loans Purchased / Originated.........................             0.00
      Capitalized Interest.................................        90,932.99
      Less Principal Payments Received.....................    (1,001,079.08)
      Other Increases (Decreases)..........................         1,176.52
                                                           -----------------
      Balance, End of Month................................  $105,899,640.10
                                                           =================

B.    Composition of Student Loan Portfolio as of August 31, 2000
      -----------------------------------------------------------

                                                                     Amount
                                                          -----------------
      Aggregate Outstanding Principal Balance.............  $105,899,640.10
      Number of Borrowers.................................           16,086
      Average Outstanding Principal Balance Per Borrower..           $6,583
      Number of Loans (Promissory Notes)..................           29,844
      Average Outstanding Principal Balance Per Loan......           $3,548
      Weighted Average Interest Rate......................            8.49%

C.    Distribution of Student Loan Portfolio by Loan Type as of August 31, 2000
      -------------------------------------------------------------------------

                                         Outstanding
                                           Principal
      Loan Type                              Balance              Percent
      -------------------------------------------------------------------
      Stafford - Subsidized........   $36,220,984.37                34.2%
      Stafford - Unsubsidized......    21,612,842.70                20.4%
      PLUS.........................    12,294,983.30                11.6%
      SLS..........................       116,713.29                 0.1%
      Consolidation................     5,861,104.22                 5.5%
      Alternative..................    29,793,012.22                28.1%
                                   --------------------------------------
      Total........................  $105,899,640.10               100.0%
                                   ======================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of August 31,
      ------------------------------------------------------------------------
      2000
      ----
                                         Outstanding
                                           Principal
      Interest Rate                          Balance              Percent
      -------------------------------------------------------------------
      Less Than 7.00%..............      $163,303.15                 0.2%
      7.00% to 7.49%...............       970,877.78                 0.9%
      7.50% to 7.99%...............     9,641,468.15                 9.1%
      8.00% to 8.49%...............    68,729,611.47                64.9%
      8.50% to 8.99%...............    11,691,179.08                11.0%
      9.00% to 9.49%...............    10,531,070.50                 9.9%
      9.50% or Greater.............     4,172,129.97                 3.9%
                                   --------------------------------------
      Total........................  $105,899,640.10               100.0%
                                   ======================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      August 31, 2000
      ---------------

                                         Outstanding
                                           Principal
      Borrower Payment Status                Balance              Percent
      -------------------------------------------------------------------
      School.......................   $20,567,556.49                19.4%
      Grace........................     3,587,160.78                 3.4%
      Repayment....................    66,208,930.32                62.5%
      Deferment....................    10,381,872.42                 9.8%
      Forbearance..................     5,154,120.09                 4.9%
                                   --------------------------------------
      Total........................  $105,899,640.10               100.0%
                                   ======================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of
      -------------------------------------------------------------------
      August 31, 2000
      ---------------
                                                  Percent by Outstanding Balance
                                                  ------------------------------
                                                        Repayment,
                                                        Deferment,
                                       Outstanding     Forbearance
                                         Principal & Claims Status  All Loans in
      Delinquency Status                   Balance      Loans Only     Portfolio
      --------------------------------------------------------------------------
      31 to 60 Days................  $3,511,699.45            4.3%          3.3%
      61 to 90 Days................   1,794,238.43            2.2%          1.7%
      91 to 120 Days...............     820,499.51            1.0%          0.8%
      121 to 180 Days..............   1,242,225.38            1.5%          1.2%
      181 to 270 Days..............   1,775,367.22            2.2%          1.7%
      Over 270 Days................     312,518.97            0.4%          0.3%
      Claims Filed, Not Yet Paid...     197,417.01            0.2%          0.2%
                                   ---------------------------------------------
      Total........................  $9,653,965.97           11.8%          9.1%
                                   =============================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of
      ----------------------------------------------------------------
      August 31, 2000
      ---------------

                                                       Outstanding
                                                         Principal
      Guarantee Status                                     Balance    Percent
      -----------------------------------------------------------------------
      FFELP Loan Guaranteed 100%.................      $401,163.63       0.4%
      FFELP Loan Guaranteed 98%..................    75,705,464.25      71.5%
      Alternative Loans Non-Guaranteed...........    29,793,012.22      28.1%
                                                 ----------------------------
      Total......................................  $105,899,640.10     100.0%
                                                 ============================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of
      ----------------------------------------------------------------
      August 31, 2000
      ---------------

                                                       Outstanding
                                                         Principal
      Guarantee Agency                                     Balance    Percent
      -----------------------------------------------------------------------
      Education Assistance Corporation...........   $37,310,805.77      35.2%
      California Student Aid Commission..........    20,124,231.26      19.0%
      United Student Aid Funds, Inc..............     7,961,505.12       7.5%
      Pennsylvania Higher Education Assistance
       Agency....................................     4,489,374.59       4.2%
      Great Lakes Higher Education Corporation...     4,328,939.66       4.1%
      Other Guarantee Agencies...................     1,891,771.48       1.8%
      Alternative Loans Non-Guaranteed...........    29,793,012.22      28.1%
                                                 ----------------------------
      Total......................................  $105,899,640.10     100.0%
                                                 ============================

I.    Fees and Expenses Accrued For / Through August, 2000
      ----------------------------------------------------

                                                         For The 8
                                                      Months Ended
                                 August, 2000        Aug. 31, 2000
                                ----------------------------------
      Servicing Fees............   $92,662.19          $728,954.00
      Indenture Trustee Fees....     2,631.17            21,050.06
      Broker / Dealer Fees......    27,189.58           179,802.07
      Auction Agent Fees........     2,175.17            17,120.68
      Other Permitted Expenses..         0.00               210.00
                                ----------------------------------
      Total.....................  $124,658.11          $947,136.81
                                ==================================

J.    Ratio of Assets to Liabilities as of August 31, 2000
      ----------------------------------------------------

                                                            Amount
                                                 -----------------
      Total Indenture Assets.....................  $126,072,714.94
      Total Indenture Liabilities................   126,594,151.68
                                                 -----------------
      Ratio......................................           99.59%
                                                 =================